Exhibit 10.30.3
JOINDER AGREEMENT
(SUBSIDIARY GUARANTY)
Dated as of December 31, 2006
JPMorgan Chase Bank, N.A.,
 as Administrative Agent
277 Park Avenue
New York, New York 10172
Attention: Donald Shokrian (Fax: 646-534-0574)
Ladies and Gentlemen:
          Reference is hereby made to (a) the Credit Agreement, dated as of December 12, 2005, as amended by Amendment No. 1 dated as of January 12, 2006, Amendment No. 2 dated as of January 25, 2006, Amendment No. 3 dated as of March 31, 2006 and Amendment No. 4 dated as of October 26, 2006 (as amended and in effect from time to time, the “Credit Agreement”), by and among FELCOR LODGING TRUST INCORPORATED and FELCOR LODGING LIMITED PARTNERSHIP (the “Borrowers”), the Lenders party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent for itself and the Lenders (the “Administrative Agent”), (b) the Subsidiary Guaranty dated as of January 27, 2006 (the “Subsidiary Guaranty”) from certain subsidiaries of the Borrowers to the Lenders and the Administrative Agent. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the respective meanings given thereto in the Credit Agreement.
     1. Joinder to Subsidiary Guaranty.
          The Undersigned, FelCor/St. Paul Holdings, L.P., a Delaware limited partnership, (the “Undersigned”) hereby joins the Subsidiary Guaranty as a Subsidiary Guarantor and agrees to comply with and be bound by all of the terms, conditions and covenants of the Subsidiary Guaranty. Without limiting the generality of the preceding sentence, the Undersigned agrees that it shall be jointly and severally liable, together with the other Subsidiary Guarantors thereunder, for the guaranty of the payment and performance of all obligations of the Borrowers under the Credit Agreement as further set forth therein.
          From and after the Effective Date hereof (as hereinafter defined), all references in the Loan Documents to the “Subsidiary Guarantors” shall for all purposes be deemed to include the Undersigned.
     2. New Subsidiary Guarantor’s Representations and Warranties.
          The Undersigned represents and warrants to the Administrative Agent and the Lenders that:

a.	it is capable of complying with and is in compliance with all of the provisions of the Subsidiary Guaranty, the Credit Agreement and the other Loan Documents applicable to it;

b.	each of the representations and warranties set forth in §3 of the Credit Agreement made on its behalf by the Borrowers, except as set forth on Schedule 2(b) attached hereto and each of the representations and warranties set forth in §7 of the Subsidiary Guaranty is true and correct in all material respects with respect to the Undersigned as of the date hereof (except to the extent that such representations and warranties relate expressly to an earlier date);

c.	Schedule 2(c) attached hereto sets forth a true and accurate description of the Subsidiary Guarantors and the revised Schedule 3.15 attached hereto sets forth a true and accurate list of the properties and Unencumbered Assets.

d.	upon the execution of this Joinder Agreement, the Undersigned will be jointly and severally liable, together with the other Subsidiary Guarantors, for the payment and performance of all obligations of the Borrowers under the Credit Agreement as set forth in the Subsidiary Guaranty.
     3. Delivery of Documents.
     The Undersigned hereby agrees that it shall comply with the requirements of §5.13 of the Credit Agreement and shall deliver the items referenced therein to the Administrative Agent concurrently with this Joinder Agreement (the date on which all such documents shall have been delivered to the Administrative Agent being hereinafter referred to as the “Effective Date”), each of which shall be in form and substance reasonably satisfactory to the Administrative Agent. Notwithstanding anything to the contrary set forth herein, the parties agree that upon satisfaction of all conditions, the joinder of the Undersigned shall be deemed effective as of the date of the Subsidiary Guaranty.
[Remainder of Page Intentionally Left Blank]

          This Joinder Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

FELCOR/ST. PAUL HOLDINGS, L.P.

By: FelCor/CSS Hotels, L.L.C., its general partner

By:	/s/ JONATHAN H. YELLEN
Name:	JONATHAN H. YELLEN
Title:	EXECUTIVE VICE PRESIDENT GENERAL COUNSEL AND SECRETARY
Accepted and Agreed:
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Donald S. Shokrian
Name:	Donald S. Shokrian
Title:	Managing Director

SCHEDULE 2(b)
None.

SCHEDULE 2(c)
SUBSIDIARY GUARANTORS
“Subsidiary Guarantor” means each of:

(i) FelCor/CSS Holdings, L.P., a Delaware limited partnership;

(ii) FelCor Hotel Asset Company, L.L.C., a Delaware limited liability company;

(iii) FelCor Pennsylvania Company, L.L.C., a Delaware limited liability company;

(iv) FelCor Lodging Holding Company, L.L.C., a Delaware limited liability company

(v) FHAC Texas Holdings, L.P., a Texas limited partnership;

(vi) FelCor Canada Co., a Nova Scotia unlimited liability company;

(vii) FelCor Omaha Hotel Company, L.L.C., a Delaware limited liability company;

(viii) FelCor TRS Holdings, L.P., a Delaware limited partnership;

(ix) Myrtle Beach Hotels, L.L.C., a Delaware limited liability company;

(x) FelCor TRS Borrower 1, L.P., a Delaware limited partnership;

(xi) FelCor TRS Guarantor, L.P., a Delaware limited partnership;

(xii) FelCor Lodging Company, L.L.C., a Delaware limited liability company;

(xiii) FelCor TRS Borrower 4, L.L.C., a Delaware limited liability company;

(xiv) FelCor/St. Paul Holdings, L.P., a Delaware limited partnership.

SCHEDULE 3.15
PROPERTIES AND UNENCUMBERED ASSETS
Hotel Portfolio Listing
(as of December 31, 2006)

Consolidated Continuing Operations	State	Rooms	%Owned(a)	Brand
Birmingham(b)	AL	242		Embassy Suites Hotel
Phoenix – Biltmore(b)	AZ	232		Embassy Suites Hotel
Phoenix Crescent Hotel(b)	AZ	342		Sheraton
Phoenix Tempe(b)	AZ	224		Embassy Suites Hotel
Dana Point – Doheny Beach(c)	CA	195		Doubletree Guest Suites
Los Angeles – Anaheim (Located near Disneyland Park)(b)	CA	222		Embassy Suites Hotel
Los Angeles – Covina/I-10(b)	CA	202	50%	Embassy Suites Hotel
Los Angeles – El Segundo – International Airport – South(c)	CA	349	97%	Embassy Suites Hotel
Milpitas – Silicon Valley(b)	CA	266		Embassy Suites Hotel
Napa Valley(b)	CA	205		Embassy Suites Hotel
Oxnard – Mandalay Beach Resort & Conference Center(c)	CA	248		Embassy Suites Hotel
Palm Desert – Palm Desert Resort(c)	CA	198		Embassy Suites Hotel
San Diego – On the Bay(c)	CA	600		Holiday Inn
San Francisco – Burlingame Airport(c)	CA	340		Embassy Suites Hotel
San Francisco – South San Francisco Airport(b)	CA	312		Embassy Suites Hotel
San Francisco – Fisherman’s Wharf	CA	585		Holiday Inn
San Francisco – Union Square(c)	CA	403		Crowne Plaza
San Rafael – Marin County/Conference Center(b)	CA	235	50%	Embassy Suites Hotel
Santa Barbara – Goleta(c)	CA	160		Holiday Inn
Santa Monica – Beach at the Pier(c)	CA	132		Holiday Inn
Stamford(c)	CT	380		Holiday Inn Select
Wilmington(b)	DE	244	90%	Doubletree
Boca Raton(b)	FL	263		Embassy Suites Hotel
Cocoa Beach – Oceanfront(c)	FL	500		Holiday Inn
Deerfield Beach – Boca Raton/Deerfield Beach Resort(b)	FL	244		Embassy Suites Hotel
Ft. Lauderdale – 17th Street(b)	FL	358		Embassy Suites Hotel
Ft. Lauderdale – Cypress Creek(b)	FL	253		Sheraton Suites
Jacksonville – Baymeadows(b)	FL	277		Embassy Suites Hotel
Miami – International Airport(b)	FL	316		Embassy Suites Hotel
Orlando – International Airport(b)	FL	288		Holiday Inn Select
Orlando – International Drive – Resort(c)	FL	651		Holiday Inn
Orlando – International Drive South/Convention Center(b)	FL	244		Embassy Suites Hotel
Orlando– (North)(c)	FL	277		Embassy Suites Hotel
Orlando – Walt Disney World Resort(c)	FL	229		Doubletree Guest Suites
Tampa– On Tampa Bay(b)	FL	203		Doubletree Guest Suites
Atlanta – Airport(b)	GA	232		Embassy Suites Hotel
Atlanta – Buckhead(b)	GA	317		Embassy Suites Hotel
Atlanta – Galleria(b)	GA	278		Sheraton Suites
Atlanta – Gateway – Atlanta Airport(c)	GA	395		Sheraton

Consolidated Continuing Operations	State	Rooms	%Owned(a)	Brand
Atlanta – Perimeter Center(b)	GA	241	50%	Embassy Suites Hotel
Brunswick(c)	GA	130		Embassy Suites Hotel
Chicago – Lombard/Oak Brook(b)	IL	262	50%	Embassy Suites Hotel
Chicago – Northshore/Deerfield (Northbrook) (b)	IL	237		Embassy Suites Hotel
Chicago O’Hare Airport(b)	IL	297		Sheraton Suites
Indianapolis – North(b)	IN	221	75%	Embassy Suites Hotel
Kansas City – Overland Park(b)	KS	199	50%	Embassy Suites Hotel
Lexington(c)	KY	155		Sheraton Suites
Lexington – Lexington Green(b)	KY	174		Hilton Suites
Baton Rouge(b)	LA	223		Embassy Suites Hotel
New Orleans(b)	LA	372		Embassy Suites Hotel
New Orleans – French Quarter(c)	LA	374		Holiday Inn
Boston – Government Center(c)	MA	303		Holiday Inn Select
Boston – Marlborough(b)	MA	229		Embassy Suites Hotel
Baltimore – BWI Airport(b)	MD	251	90%	Embassy Suites Hotel
Troy – North (Auburn Hills) (b)	MI	251	90%	Embassy Suites Hotel
Bloomington(b)	MN	219		Embassy Suites Hotel
Minneapolis – Airport(b)	MN	310		Embassy Suites Hotel
St. Paul – Downtown(b)	MN	210		Embassy Suites Hotel
Kansas City – Plaza(b)	MO	266	50%	Embassy Suites Hotel
Charlotte(b)	NC	274	50%	Embassy Suites Hotel
Charlotte SouthPark(c)	NC	208		Doubletree Guest Suites
Raleigh(b)	NC	203		Doubletree Guest Suites
Raleigh – Crabtree(b)	NC	225	50%	Embassy Suites Hotel
Parsippany(b)	NJ	274	50%	Embassy Suites Hotel
Piscataway – Somerset(b)	NJ	222		Embassy Suites Hotel
Secaucus – Meadowlands(b)	NJ	261	50%	Embassy Suites Hotel
Tulsa – I-44(c)	OK	244		Embassy Suites Hotel
Philadelphia – Historic District(c)	PA	364		Holiday Inn
Philadelphia – Society Hill(b)	PA	365		Sheraton
Pittsburgh – At University Center (Oakland)(b)	PA	251		Holiday Inn Select
Charleston – Mills House (Historic Downtown)(b)	SC	214		Holiday Inn
Myrtle Beach – At Kingston Plantation(c)	SC	255		Embassy Suites Hotel
Myrtle Beach Resort(c)	SC	385		Hilton
Nashville – Airport/Opryland Area(c)	TN	296		Embassy Suites Hotel
Nashville – Opryland/Airport (Briley Parkway)(c)	TN	382		Holiday Inn Select
Austin(b)	TX	189	90%	Doubletree Guest Suites
Austin – North(b)	TX	260	50%	Embassy Suites Hotel
Corpus Christi(b)	TX	150		Embassy Suites Hotel
Dallas – DFW International Airport-South(b)	TX	305		Embassy Suites Hotel
Dallas – Love Field(b)	TX	248		Embassy Suites Hotel
Dallas – Market Center(c)	TX	244		Embassy Suites Hotel
Dallas – Park Central(c)	TX	438	60%	Sheraton
Dallas – Park Central(c)	TX	536	60%	Westin
Dallas – Park Central Area(c)	TX	279		Embassy Suites Hotel
Dallas – West End/Convention Center(c)	TX	309		Hampton Inn
Houston – Intercontinental Airport(c)	TX	415		Holiday Inn
Houston – Medical Center(c)	TX	284		Holiday Inn & Suites
San Antonio – International Airport(b)	TX	261	50%	Embassy Suites Hotel
San Antonio – International Airport(b)	TX	397		Holiday Inn Select

Consolidated Continuing Operations	State	Rooms	%Owned(a)	Brand
San Antonio – N.W. I-10(b)	TX	216	50%	Embassy Suites Hotel
Burlington Hotel & Conference Center(b)	VT	309		Sheraton
Vienna – At Tysons Corner(b)	VA	437	50%	Sheraton

Canada
Toronto – Airport(c)	Ontario	445		Holiday Inn Select
Toronto – Yorkdale(c)	Ontario	370		Holiday Inn

Unconsolidated Operations
Hays(b)	KS	114	50%	Hampton Inn
Hays(b)	KS	191	50%	Holiday Inn
Salina(b)	KS	192	50%	Holiday Inn
Salina – I-70(b)	KS	93	50%	Holiday Inn Express & Suites
New Orleans – Chateau LeMoyne (In French Quarter/Historic Area)(b)	LA	171	50%	Holiday Inn

(a)	We own 100% of the real estate interests unless otherwise noted.

(b)	This hotel is encumbered by mortgage debt or capital lease obligation.

(c)	This hotel meets the definition of “Unencumbered Hotel.”

Schedule 3.15 (Cont.) — Ownership of Unencumbered Hotels
(as of December 31, 2006)

Hotel Owner	Hotel Name

FelCor Lodging Limited Partnership	Atlanta AP Gateway-SH
Charlotte SouthPark-DT
Dana Point-DTG
Kingston-ES
Nashville AP-ES
Orlando N-ES

FelCor/CSS Holdings, L.P.	SF Burlingame -ES

FelCor/MM S-7 Holdings, L.P.	Lexington Sheraton Suites

FelCor Lodging Holding Company, L.L.C.	Houston Med Ctr-HI
New Orleans Fr Qtr-HI
Santa Barbara-HI

FelCor Hotel Asset Company, L.L.C.	Boston Government-HIS
Cocoa Beach Ocean-HI
Nashville Opryland-HIS
San Diego on Bay-HI
Santa Monica
SF Union Square-CP

FelCor Pennsylvania Company, L.L.C.	Philadelphia Indepen-HI

FHAC Texas Holding, L.P	Dallas Downtown-HAM

FelCor Canada Co.	Toronto AP-HIS
Toronto Yorkdale-HI

Myrtle Beach Hotels, L.L.C.	Kingston-HIL

FelCor TRS Borrower 4, L.L.C.	Orlando WDW Village-DTG
Mandalay Beach-ES
Orlando I Drive-HI
Brunswick-ES

Los Angeles International Airport Hotel Association, L.P.	LA LAX S-ES

Park Central Joint Venture	Dallas Park Ctrl-SH
Dallas Park Ctrl-WE

FelCor TRS Guarantor, L.P.	Stamford-HIS

FelCor TRS Borrower 1, L.P.	Tulsa-ES
Dallas Market Ctr-ES
Palm Desert-ES

FelCor Lodging Company, L.L.C.	Dallas Park Ctrl-ES
Houston AP-HI